Simplify China A Shares Plus Income ETF

CAS

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2026

Advised by:
Simplify Asset Management Inc.
10845 Griffith Peak Drive, 2/F
Las Vegas, NV 89135

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – SIMPLIFY CHINA A SHARES PLUS INCOME ETF

Investment Objective: The Simplify China A Shares PLUS Income ETF (the “Fund” or “CAS”) seeks capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.06%
Total Annual Fund Operating Expenses	0.94%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed ETF. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in China A Shares and/or through instruments that have economic characteristics substantially similar to China A Shares. However, as of the date of this prospectus, the Fund is not able to directly invest in China A Shares. China A Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on stock exchanges in mainland China such as the Shenzhen, Shanghai, and Beijing Stock Exchanges. The Fund invests without restriction as to issuer capitalization and the Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

The Adviser uses China A Shares-linked futures, options, swaps, US-based ETFs, and US-based ADRs as substitutes that are economically substantially similar to China A Shares. The Adviser selects a core portfolio that it believes will be representative of the Chinese A Shares stock market in general. The Adviser supplements the core portfolio with individual stocks that it believes offer a higher expected return and/or low risk profile than a peer group of stocks of similar companies. The Adviser adjusts the supplemented portion of the portfolio when a different stock offers a better risk/reward profile.

Foreign investors, such as the Fund, cannot invest directly in China A Shares in the conventional sense. However, under current regulations in the People’s Republic of China (“PRC” or “China”), certain foreign investors can invest in the domestic PRC securities markets indirectly through certain market-access programs. However, as of the date of this prospectus, the Fund is not eligible for a market-access program. These programs include the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program. Under the QFI and RQFII programs investors are required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program. The Adviser does not have such a license and is not expected to receive one. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle eligible securities (including China A-Shares and ETFs) on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities through the relevant Stock Connect. Consequently, the Fund’s investments in China A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Income Generating Option Strategy

When the Adviser believes an option strategy may produce higher returns than the China A Shares strategy, it allocates up to 20% of Fund assets to an option strategy. To generate income, the Fund employs an exchange traded and over-the-counter (“OTC”) option spread writing strategy on equity, fixed income, and currency ETFs and exchange traded products (“ETPs”). The Adviser focuses on index-based domestically-traded ETFs, for example, such as those linked to the S&P 500® Index or the Bloomberg US Aggregate Bond Index. The Adviser selects equity ETFs holding stocks of any market capitalization and fixed income ETFs holding securities of any maturity or credit quality. A call option gives the owner the right, but not the obligation, to buy an ETF at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an ETF at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. Gains from written option premiums are capital gains, but commonly referred to as income. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Sub-Strategy

When the Adviser believes an ETF’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the Adviser believes an ETF’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The Adviser selects the combination of reference assets and options that are expected to produce the highest level of income. The Adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration, but may adjust positions following a large (over 10%) price swing in an option’s reference ETF.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and may demonstrate significantly higher volatility than developed markets. China may be subject to considerable degrees of economic, political and social instability. The Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and or political and social instability. Chinese companies are also subject to governmental intervention in their operations and structure. The Chinese economy is export-driven and highly reliant on trading with key partners. The Chinese government regulates the payment of foreign currency denominated obligations. Consequently, the RMB is not freely convertible and currency conversion transactions are subject to approval of PRC authorities. Although Chinese authorities have indicated an intent to move to a freely convertible RMB, there is no assurance that restrictions will not continue. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry.

Chinese entities have incurred significant levels of debt and Chinese financial institutions hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults, which could trigger a financial crisis and make Chinese securities illiquid.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

The tax laws and regulations in China are somewhat unclear and are subject to change. The interpretation, application and enforcement of such laws could have an adverse effect on the Fund and its shareholders, particularly in relation to tax imposed upon foreign investors’ capital gains. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

○	Emerging Markets Risk. China is still considered an emerging market economy. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging markets typically is small, and a low or non-existent trading volume in those securities may result in a lack of liquidity and price volatility.

Stock Connect Indirect Investment Risk. Fund counterparties investing in China A Shares through Stock Connect are subject to trading, clearance, settlement and other procedures, which could pose indirect risks to the Fund. Trading through Stock Connect is subject to the Daily Quota, which may restrict the ability to invest in China A Shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy through counterparties. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment by a Fund counterparty in China A Shares through Stock Connect may indirectly subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Currency Risk. The Fund holds investments denominated in or that that provide exposure to RMB. Changes in RMB currency exchange rates will affect the value of the Fund’s investments and the value of Fund shares. RMB exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Foreign Closed Market Trading Risk. To the extent the Fund’s investments are linked to those that trade in Chinese markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Fund shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant Chinese non-U.S. markets.

Derivatives Risk. Options, futures, and swaps are derivative investments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

○	Options Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. To the extent not offset by the purchased leg of an option spread, an increase in the price of the written leg will produce a corresponding loss to the Fund.

○	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include leverage risk, risk of mispricing or improper valuation, and the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

○	Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s overlay strategy will not fully protect the Fund from declines in the market.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Unsponsored ADRs are organized without the cooperation of the issuer and information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights are not passed through.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

○	Cash Creation Unit Transactions Risk. Like other ETFs, the Fund sells and redeems its Shares only in large blocks called Creation Units and only to “Authorized Participants.” However, unlike many other ETFs, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, and Chris Getter, Emerging Markets Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns and Mr. Getter have each served the Fund as a portfolio manager since it commenced operations and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.